Exhibit 10.4

授权委托书

Form of Power of Attorney

本人, ____, 系拥有四川森淼融联科技有限公司 (“公司”) ___ %的股权 (“本公司股权”) 的股东, 就本公司股权, 特此不可撤销地授权四川森淼泽成商务咨询有限公司 (“WFOE”) 在本授权委托书的有效期内行使如下权利:

_______, a holder of ___% of the equity interest in Sichuan Senmiao Ronglian Technology Co., Ltd (the "Company") ("My Shareholding"), hereby irrevocably authorizes Sichuan Senmiao Zecheng Business Consulting Co., Ltd. ("WFOE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本公司股权的事宜全权代表本人行使包括但不限于如下的权利: 1) 参加公司的股东会; 2) 行使按照法律和公司章程规定本人所享有的全部股东权利, 包括但不限于出售或转让或质押或处置本公司股权的全部或任何一部分; 以及 3) 作为本人的授权代表指定和任命公司的法定代表人、执行董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on my behalf as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Company; 2) exercise all the shareholder's rights I am entitled to under the laws of China and Company’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on my behalf the legal representative, the executive director, supervisor, the chief executive officer and other senior management members of Company.

WFOE将有权在授权范围内代表本人签署独家购买权合同 (本人应要求作为合同方) 中约定的转让合同, 如期履行本人作为合同一方的与本授权委托书同日签署的股权质押合同和独家购买权合同, 该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on my behalf, and to effect the terms of the Equity Interest Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

WFOE就本公司股权的一切行为均视为本人的行为, 签署的一切文件均视为本人签署, 本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE有转委托权, 可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。

WFOE has the right to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

在本人为公司的股东期间, 本授权委托书不可撤销并持续有效, 自授权委托书签署之日起算。

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am an equity holder of Company.

本授权委托书期间, 本人特此放弃已经通过本授权委托书授权给WFOE的与本公司股权有关的所有权利, 不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就, 中英文版本如有冲突, 应以中文版为准。

This Power of Attorney is written in Chinese and English; in the event that there is any conflict between the Chinese version and the English version, the Chinese version shall govern.

(以下无正文)

(The remainder is intentionally left blank.)

(本页无正文, 仅供签署。)

(This page is only for the purpose of the signature.)

签署:
By:

2017年 月 日
[ ] 2017